UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 11, 2011

CHINA MEDIAEXPRESS HOLDING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33746	20-8951489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2805, Central Plaza, Wanchai Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   +852 2827 6100

_______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 17, 2011 China MediaExpress Holdings, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "Original 8-K").  This amendment on Form 8-K/A amends and restates Items 4.01 and 9.01 appearing in the Original 8-K in their entirety.  Except as so specifically amended and restated, the Original 8-K shall not be deemed to have been modified by the filing of this amendment on Form 8-K/A. This amendment on Form 8-K/A also includes a new Item 4.02.

Item 4.01.	Changes in Registrant’s Certifying Accountants

On March 11, 2011, China MediaExpress Holding, Inc. (the “Company”) was notified that its principal independent accountant, Deloitte Touche Tohmatsu in Hong Kong ("DTT") had resigned its engagement with the Company, which resignation was effective immediately.  DTT was engaged by the Company on December 4, 2009 following the Company’s business combination with Hong Kong Mandefu Holdings Limited.  DTT’s resignation as the Company’s principal independent accountant was accepted by the Audit Committee of the Company on March 13, 2011.

The following reportable events occurred within the period from DTT’s engagement and the two fiscal years of the Company ended December 31, 2009 and 2010 and subsequently up to the date of resignation. DTT has informed the Company in its resignation letter that it was no longer able to rely on the representations of management and that it had lost confidence in the commitment of the Board and the Audit Committee to good governance and reliable financial reporting. Prior to its resignation, DTT raised the following issues (some of which may be considered to be disagreements) encountered during the audit, including: issues related to the authenticity of bank statements; a loss of confidence in bank confirmation procedures carried out under circumstances which DTT believed to be suspicious; issues concerning the validity of certain advertising agents/customers and bus operators (including with respect to certain of the Company's top ten customers); concerns over possible undisclosed bank accounts and bank loans; information on file with the State Administration of Industry and Commerce as to certain subsidiaries appearing to be inconsistent with comparable financial information provided to DTT; the verification of the validity of a sampling of tax invoices issued in connection with certain large transactions; the verification of certain subsidiary tax payments with the local office of the State Administration of Taxation; the verification of salary payments made in cash directly to employee bank accounts; the verification of the production process for advertising programs; and the potential double counting of a certain number of buses.  As a result, DTT had requested that the bank confirmation process be re-done at the banks' head office and that the issues described above be addressed by an independent forensic investigation. DTT stated in its resignation letter that, in its view, the Company was not in good faith willing to proceed with the course of action requested by DTT; however, the Company believes that it was working to address these items at the time of DTT’s resignation. DTT's letter also stated that these issues may have adverse implications for the prior periods' financial reports, including the Company’s consolidated financial statements for 2009 and DTT’s report thereon, and that in the absence of the further investigatory procedures that DTT requested, DTT was unable to determine whether the prior periods' financial statements are reliable, and accordingly whether continuing reliance should be placed on these financial statements or on DTT’s report on the Company’s 2009 financial statements. DTT discussed the subject matter of these reportable events and disagreements with the Company’s Audit Committee.  The audit report of DTT on the financial statements of the Company for 2009 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. DTT has advised the Company that the reportable events and disagreements described above, if not resolved to DTT’s satisfaction (had it not resigned), would have caused it to make reference to the subject matter of such events and disagreements if it were to have issued an audit report on the Company’s financial statements for the year ended December 31, 2010.  Attached as Exhibit 16.1 to the Original 8-K is a letter from DTT addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to DTT in the Original 8-K. Attached as Exhibit 16.2 to this amendment on Form 8-K/A is a letter addressed to the Securities and Exchange Commission stating that they agree with the statements made by the Company in this Item 4 of this amendment on Form 8-K/A.

The Company will authorize DTT to respond fully to the inquiries of any successor accountant concerning the subject matter of any disagreements. Other than set forth above, there are no disagreements or reportable events as described under Item 304(a)(1) of Regulation S-K.

Item 4.02.              Non-reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On March 25, 2011, DTT informed the Company that as stated in DTT letter of March 11 for the reasons set out therein DTT has lost confidence in the representations of management and also in the commitment of the Board and the Audit Committee to good governance and reliable financial reporting.  DTT has since reached the conclusion that they are no longer able to place reliance on management representations in relation to prior period financial reports.  Accordingly, DTT requests that the Company take immediate steps to make the necessary Form 8-K filing to state that continuing reliance should no longer be placed on its audit report on the 2009 financial statements and moreover that DTT declines to be associated with any of the company’s financial communications during 2010 and 2011.  In light of DTT's previous resignation, no members of Company's Audit Committe or Board of Directors or any authorized officer has discussed the matters disclosed in this Item 4.02 with DTT.  Attached as Exhibit 16.2 to this amendment on Form 8-K/A is a letter addressed to the Securities and Exchange Commission stating that DTT agrees with the statements made by the Company in this Item 4 of this amendment on Form 8-K/A.

Item 9.01.              Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

16.2	Letter of Deloitte Touche Tohmatsu dated March 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIAEXPRESS HOLDINGS, INC.

Date: March 29, 2011	By:	/s/ Zheng Cheng
Name: Zheng Cheng
Title: Chief Executive Officer